Exhibit 23.4

Independent Auditor’s Consent

To The Board of Directors

Caremark Rx, Inc:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in Amendment No. 3 to the registration statement (Form S-4).

/s/ KPMG LLP

Birmingham, Alabama

January 16, 2004